UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934

July 23, 2003

Date of report (date of earliest event reported)

SUPERIOR CONSULTANT HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21485	38-3306717

(Commission File Number)	(IRS Employer Identification No.)

17570 West 12 Mile Road, Southfield, Michigan 48076

(Address of Principal Executive Offices) (Zip Code)

(248) 386-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).
SIGNATURES
EXHIBIT INDEX
Form of Guaranty Agreement
Press Release, dated July 24, 2003
Transcript of Conference Call on July 25, 2003

Item 5. Other Events.

     On July 23, 2003, Superior Consultant Holdings Corporation (the “Company”) agreed to issue Senior Subordinated Debentures (the “Debentures”) and warrants (the “Warrants”) to purchase 53,800 shares of the common stock (the “Common Stock”) par value $0.01 of the Company (subject to adjustments as discussed below) in exchange for a cash investment of $500,000 from new investors pursuant to the Securities Purchase Agreement dated as of June 9, 2003 by and among the Company and the Purchasers thereto (the “Purchase Agreement”). The Purchase Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

     The Debentures were issued in an aggregate principal amount of $500,000 with an initial maturity date of June 9, 2006 (the “Initial Maturity Date”), with an option to extend the term of the Debentures for one additional year beyond the Initial Maturity Date to June 9, 2007 at the Company’s sole option, subject to certain conditions. Pursuant to the terms of the Debenture, the Company is required to make quarterly interest payments at the rate of (i) 7.2% per annum commencing on October 1, 2003 until repayment in full, and (ii) if the Company elects to extend the maturity date pursuant to the terms of the Debentures, 12% per annum from June 9, 2006 through June 9, 2007. The Company will be entitled, at any time, to make up to three partial prepayments of the Debentures in the amount of at least thirty three percent (33%) of the total initial indebtedness. The Form of Debenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

     The Warrants were issued pursuant to that certain Warrant Agreement dated as of June 9, 2003 by and among the Company and the Warrantholders thereto (the “Warrant Agreement”). The exercise price of the Warrants (subject to customary weighted-average anti-dilution adjustments) is $3.046 per share. The Warrants expire July 23, 2008, or, if earlier, two (2) years after the repayment of the Debentures in full. In addition, Warrants may be cancelled as follows: in the event of prepayment of the debentures in full prior to the second anniversary of issuance, seventeen percent (17%) of the Warrants will be cancelled; or in the event of prepayment of the debentures in full after the second anniversary of issuance and before the third anniversary of issuance, a pro rata portion of seventeen percent (17%) of the Warrants will be cancelled based on the number of full months between the prepayment and the third anniversary of issuance. The Warrant Agreement governing the Warrants is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit 4.1	Securities Purchase Agreement dated as of June 9, 2003 by and among Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein, incorporated by reference to Exhibit 4.1 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 4.2	Form of Debenture of Superior Consultant Holdings Corporation and Superior Consultant Company, Inc., as co-borrowers, incorporated by reference to Exhibit 4.2 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 4.3	Warrant Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation as Issuer and the Warrantholders named therein, incorporated by reference to Exhibit 4.3 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 99.1	Form of Guaranty Agreement by and between the Subsidiaries of Superior Consultant Holdings Corporation named therein, Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein

Exhibit 99.2	Investor Rights Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation, the Holders named therein and certain other parties, incorporated by reference to Exhibit 99.4 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 99.3	Press Release, dated July 24, 2003, issued by Superior Consultant Holdings Corporation

Exhibit 99.4	Transcript of conference call held by Superior Consultant Holdings Corporation on July 25, 2003

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).

     The following information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” as provided in SEC Release No. 34-47583:

     On July 24, 2003, Superior Consultant Holdings Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.3 to this report.

     On July 25, 2003, Superior Consultant Holdings Corporation held a conference call discussing financial results for the fiscal quarter ended June 30, 2003. A transcript of the conference call is furnished as Exhibit 99.4 to this report.

     The Company’s earnings release and conference call transcript contain non-GAAP financial measures. The earnings release and conference call transcript present revenues and operating expenses adjusted to exclude out-of-pocket reimbursements. The Company’s management believes excluding out-of-pocket reimbursements, although a non-GAAP financial measure, provides investors a better comparison from period to period by removing the impact of fluctuations in out-of-pocket reimbursements that do not reflect on operating performance.

     The earnings release and conference call transcript also present earnings before interest, taxes, depreciation and amortization, or EBITDA. The Company’s management believes that EBITDA, although a non-GAAP financial measure, is useful for investors because it is a widely understood tool that assists investors in evaluating current operating performance of a business.

     Investors should use these non-GAAP financial measures in addition to, and not in replacement of, the GAAP financial measures presented in the Company’s earnings release. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR CONSULTANT HOLDINGS CORPORATION

Date: July 29, 2003	By:	/s/ RICHARD D. HELPPIE, JR.

Richard D. Helppie, Jr., Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Securities Purchase Agreement dated as of June 9, 2003 by and among Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein, incorporated by reference to Exhibit 4.1 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 4.2	Form of Debenture of Superior Consultant Holdings Corporation and Superior Consultant Company, Inc., as co-borrowers, incorporated by reference to Exhibit 4.2 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 4.3	Warrant Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation as Issuer and the Warrantholders named therein, incorporated by reference to Exhibit 4.3 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 99.1	Form of Guaranty Agreement by and between the Subsidiaries of Superior Consultant Holdings Corporation named therein, Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein

Exhibit 99.2	Investor Rights Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation, the Holders named therein and certain other parties, incorporated by reference to Exhibit 99.4 to Superior’s Form 8-K filed with the Securities and Exchange Commission on June 13, 2003

Exhibit 99.3	Press Release, dated July 24, 2003, issued by Superior Consultant Holdings Corporation

Exhibit 99.4	Transcript of conference call held by Superior Consultant Holdings Corporation on July 25, 2003